UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Applied Digital Corporation, a Nevada corporation (the “Company,” “us”) with the Securities and Exchange Commission (the “SEC”) on March 10, 2026 (the “Original 8-K”) to disclose satisfaction of the ESA Condition with respect to the 6.75% Senior Secured Notes due 2031 (the “notes”) described therein. Capitalized terms used but not defined herein shall have the same meaning assigned to them in the Original 8-K or the Escrow Agreement, as applicable.

Item 1.01 Entry into a Material Definitive Agreement.

Satisfaction of Escrow Arrangements and Release of Funds

As previously reported, on March 10, 2026, APLD ComputeCo 2 LLC, a subsidiary of the Company (the “Issuer”), completed its private offering of the notes, the material terms of which are described in the Original 8-K. Pursuant to the Escrow Agreement, the Issuer deposited an amount in cash equal to the gross proceeds from the offering of the notes into the Escrow Account until the satisfaction of the ESA Condition and occurrence of certain events described therein.

On June 17, 2026, having satisfied the ESA Condition, the Issuer executed and delivered to the Escrow Agent an Escrow Release Certificate to direct the Escrow Agent to release the funds in the Escrow Account to the Issuer and apply such funds in accordance with the Escrow Agreement and the Indenture.

Forward-Looking Statements

Statements in this Current Report on Form 8-K/A about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the anticipated use of any proceeds from the offering, and the terms of the notes. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including uncertainties related to market conditions, the other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on July 30, 2025 and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	June 17, 2026	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer